Supplement dated July 7, 2026, to the Updating Summary Prospectus and Prospectus

dated May 1, 2026, for Schwab Advisor Choice Variable Annuity and

Schwab OneSource Choice Variable Annuity contracts

issued by Empower Annuity Insurance Company of America
Variable Annuity-1 Series Account

Supplement dated July 7, 2026, to the Updating Summary Prospectus and Prospectus

dated May 1, 2026, for Schwab Advisor Choice Variable Annuity and

Schwab OneSource Choice Variable Annuity contracts

issued by Empower Life & Annuity Insurance Company of New York
Variable Annuity-1 Series Account of New York

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Liquidation of a certain share class of the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio:

The Board of Trustees of Neuberger Berman Advisers Management Trust has approved the liquidation of the Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - Class S shares (“Class S”) on or about Thursday, September 17, 2026 (the “Liquidation Date”). Accordingly, Class S will cease investment operations and liquidate the assets of any remaining shareholders of record as of the Liquidation Date. As of that date, Class S will no longer be available as a Sub-Account under the Contract. As a result, the Sub-Account (the “AMT Mid Cap Intrinsic Value Portfolio Sub-Account”) that invests in Class S will also be liquidated. Class S will be closed to purchases or exchanges into Class S on or about September 15, 2026.

Contract Value on the Date of Liquidation.  If you have Annuity Account Value allocated to the AMT Mid Cap Intrinsic Value Portfolio Sub-Account as of 3:00 p.m. Central Time on September 17, 2026, Protective will automatically transfer that Annuity Account Value to the Schwab® Government Money Market Portfolio™ Sub-Account (the “Money Market Sub-Account”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 p.m. Central Time on September 15, 2026, Contributions and Annuity Account Value may no longer be allocated or transferred into the AMT Mid Cap Intrinsic Value Portfolio Sub-Account. Any request we receive at or after 3:00 p.m. Central Time on September 15, 2026, for the allocation of Contributions or Annuity Account Value to the AMT Mid Cap Intrinsic Value Portfolio Sub-Account will result in an allocation of such Contributions or Annity Account Value to the Money Market Sub-Account.

Transfer Rights.  Under your Contract, you are permitted to transfer Annuity Account Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Contract. The currently available Sub-Accounts for your Contract can be located online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.”

You may transfer from the AMT Mid Cap Intrinsic Value Portfolio Sub-Account to any other Sub-Account(s) from the date of this Supplement until the Liquidation Date without incurring a transfer fee or the transfer counting towards the number of free transfers permitted in any Contract Year.  We will also not impose any transfer fee on any transfer from the Money Market Sub-Account after the Liquidation Date nor will we count any transfer out of the Money Market Sub-Account after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Contract Year.

We hope you find the enclosed information helpful. If you would like another copy of the current prospectus for any of the Portfolios available under the Contract, including the Money Market Sub-Account, please call us at 800-838-0650. Portfolio prospectuses may also be found online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. You can instruct us to transfer your Annuity Account Value from the AMT Mid Cap Intrinsic Value Portfolio Sub-Account and/or the Money

Market Sub-Account to other available Sub-Accounts by calling us at 800-838-0650 or through the Internet at www.protective.com.

Please keep this Supplement for future reference.